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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 19, 2004

MAGNA ENTERTAINMENT CORP. (Exact Name of Registrant as Specified in its Charter)
Delaware (State or Other Jurisdiction of Incorporation)
000-30578 (Commission File Number)	98-0208374 (I.R.S. Employer Identification No.)
337 Magna Drive, Aurora, Ontario, Canada (Address of Principal Executive Offices)	L4G 7K1 (Zip Code)
(905) 726-2462 (Registrant's Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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/      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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/      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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/      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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/      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 19, 2004, the Registrant issued a press release in which it announced that The Honourable William G. Davis has retired as a Director of the Registrant. Mr. Davis' resignation from the Board of Directors of the Registrant was effective August 19, 2004.

On August 20, 2004, the Registrant issued a press release in which it announced the resignation of the Honourable Brian Tobin as the Vice-Chairman and a Director of the Registrant. Mr. Tobin's resignation from these positions was effective August 20, 2004.

The full text of the press releases issued by the Registrant are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits
(c)	Exhibits
Exhibit 99.1	Copy of Registrant's press release dated August 19, 2004.
Exhibit 99.2	Copy of Registrant's press release dated August 20, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP. (Registrant)
Date: August 24, 2004
	by:	/s/ GARY M. COHN Gary M. Cohn, Secretary

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SIGNATURES